SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2000


                                  MESTEK, INC.
               (Exact name of registrant as specified in charter)



Pennsylvania                         1-448                            25-0661650
(State or jurisdiction     (Commission File Number)                (IRS Employer
of incorporation)                                            Identification No.)




260 North Elm Street, Westfield, Massachusetts                           01085
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number including area code (413) 568-9571


                                Note Applicable
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On March 9, 2000, Mestek, Inc. ("Mestek") issued a press release ("Press Release") regarding the spin-off of MCS, Inc. from Mestek on March 6, 2000 and the completion of the merger between MCS and Simione Central Holdings, Inc. on March 7, 2000. Mestek hereby incorporates by reference herein the information set forth in its Press Release dated March 9, 2000, a copy of which is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit

Number                                               Description
------                                               -----------
99                                        Press Release dated March 9, 2000







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MESTEK, INC.



Date:  March 9, 20                By:   /s/   Stephen M. Shea
                                     -------------------------------------------
                                     Stephen M. Shea

                                     Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)